Exhibit 10.11.1

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

FIRST AMENDMENT TO DISTRIBUTION AGREEMENT

May 31, 2011

Sprouts Farmer’s Markets (SFM) and Nature’s Best (NB) agree to the following amendments to their Distribution Agreement dated April 14, 2010 (“Distribution Agreement”):

1.

SFM has acquired the Henry’s/Sun Harvest stores. In consideration for the incremental business represented by these additional locations, the cost plus rate for California stores provided for in Section 7 of and Exhibit D to the Distribution Agreement, including all Henry’s and SFM locations in California, will be revised to [*CONFIDENTIAL*] effective as of the start date of the Henry’s stores’ conversion to NB as their primary supplier. From and after the date of this First Amendment, Exhibit D to the Distribution Agreement shall be superseded and replaced by the revised Exhibit D attached to this First Amendment. As indicated in this revised Exhibit D, the cost plus rate applicable to California stores will decline further as annualized sales increase above [*CONFIDENTIAL*]. The cost plus rate applicable to stores in states other than California shall be as provided in the Distribution Agreement and the revised Exhibit D attached to the First Amendment.

2.	The term of the Distribution Agreement is hereby extended one year to April 14, 2018.

3.

Except as amended in this First Amendment, all other terms and conditions of the existing Distribution Agreement shall remain in full force and effect as originally written. SFM and NB hereby affirm the Distribution Agreement, as amended by this First Amendment.

IN WITNESS WHEREOF, the parties hereto have entered into this First Amendment as of the date set forth above.

By:	/s/ Doug Sanders	By:	/s/ James A. Beck
	Signature		Signature

	Doug Sanders		James A. Beck
	Print Name		Print Name

	6/2/11		6-7-11
	Date Doug Sanders President and Chief Operation Officer Sprouts Farmer’s Market		Date Jim Beck President and CEO Nature’s Best

A request for confidential treatment has been made with respect to portions of the following document that are marked with [*CONFIDENTIAL*]. The redacted portions have been filed separately with the SEC.

Exhibit D

Cost Plus Schedule

May 31, 2011

Plateau Level	Annualized Purchases	CA Cost Plus %	AZ, TX Cost Plus %	Colorado Cost Plus %
1	$63,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
2	$69,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
3	$75,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
4	$81,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
5	$87,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
6	$93,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
7	$99,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
8	$105,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
9	$111,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
10	$117,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
11	$123,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
12	$129,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
13	$135,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
14	$141,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
15	$147,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
16	$153,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
17	$159,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
18	$235,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
19	$241,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
20	$247,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
21	$253,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
22	$259,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
23	$265,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
24	$273,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
25	$281,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
26	$289,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
27	$297,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
28	$305,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
29	$313,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
30	$321,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
31	$329,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$337,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]
32	$345,000,000	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]	[*CONFIDENTIAL*]